page 1 Exhibit 99.4

Management may make forward-looking statements during this presentation.
Certain statements contained in this press release are forward-looking statements within the meaning of federal securities laws and
Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby. Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building materials and products, the production and marketing of cleaned coal, the production and marketing of hydrogen peroxide, the licensing of resid hydrocracking technology and catalyst sales to oil refineries, the availability of refined coal tax credits, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding
Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products, cleaned coal, hydrogen peroxide, catalysts, and the availability of tax credits, are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as “may,”
“should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. In addition to matters affecting the coal combustion products, building products, and energy industries or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in the caption entitled “Risk Factors”
in Item 1A in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2008, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses.
Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Our internet address is
www.headwaters.com.
There we make available, free of charge, our annual report on Form 10-K, quarterly reports on Form
10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our reports can be accessed through the investor relations section of our web site.
Forward Looking Statements

Vision Statement Headwaters improves sustainability by transforming underutilized resources into valuable products page 3

Transaction Overview

Issuer: Headwaters Incorporated
Offering Type: Registered Direct
Offering Size: $25 million
Security Offered: Common Stock
Use of Proceeds: Prepay a portion of Senior Debt
Exchange / Ticker: NYSE:HW
Pricing: Expected week of September 14
th

Headwaters Incorporated
Low cost coal producer
Sustainable alternative energy
platform
Refined coal products qualify
for tax credits
Leading market positions
Diversified revenue stream
Extensive national distribution
network
Market leader in fly ash
Increasing market share
Broad national footprint
38%
* Excludes Section 45K Business
Headwaters Energy Services
FY 2008 Revenue of $819 Million*
Percentage of Total Revenue
Building Products
56%
6%
Headwaters Resources

page 6 RESOURCES FISCAL YEAR 2008 Revenue $313 Million Operating Income: $59.0 Million

Coal Combustion Products
Converting Residual Waste Into Valuable Products
Improved Product Performance
– More durable
– Greater long-term strength
– More workable and pumpable
– Mitigates problems caused by salts,
chemicals, and some aggregates
Cost Savings
– 20% to 60% less expensive
Positive Environmental Impacts
– Reduces landfill utilization
– Displaces portland cement production
which emits approximately one ton of
CO
2
for every ton of product
Why Fly Ash? –

Coal Combustion Products
Competitive Advantages
Exclusive Long-Term Contracts
-100 power plants in 35 states
-Control 50% of available supply
Nationwide Infrastructure
-Over 30 terminals
-90 plant site supply facilities
-100+ trucks
-1,200+ railcars
Technology Advancements
-Ammonia Slip
-Carbon Fixation
Coal Ash Distribution Terminal,
Riviera Beach, Florida

6,500
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
Tons in Thousands
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08

page 9 Coal Combustion Products Headwaters Resources’ Fly Ash Shipments Estimated Market Share* Boral Lafarge Headwaters Other * Estimated Industry Data Provided by ACAA.

Headwaters Resources Market Share - High Value CCPs in Concrete Products
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
2001
2002
2003
2004
2005
2006
2007
2008 *

page 10 Coal Combustion Products Our capital investments in storage and rail terminals have allowed us to increase market share * Estimated Industry Total provided by ACAA.

140
120
100
80
60
40
20
0
Metric Tons (Millions)
2005
2006
2007
2008
2009
2010
2011
$110.00
$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
$/Ton
Forecast w/ Infrastructure Spending
Average Price

Forecasted Cement Consumption *August 2009 Portland Cement Association Forecast

Opportunities
Increase and optimize
supply
– Continue to extend existing
agreements
– Continue to expand infrastructure
– Acquire new supply
Site service work
– Leverage existing experience and
expertise
– Work is not economy dependent
Continuous Improvement

Headwaters Energy Services Coal Cleaning FISCAL YEAR 2008 Revenue: $38.7 Million

Headwaters Coal Cleaning Business
Coal is
America's
Most Abundant
Energy Resource
Inexpensive and
abundant
More than half of U.S.
electricity generation
Usage for electricity
growing
New market potential
for synthetic natural
gas or liquid
transportation fuels
Coal has Great
Environmental
Challenges
Mining wastes
Pollution emissions
(SO2, NOx, Hg)
Greenhouse gas
emissions           (CO
2
)
Residual products
(Coal ash, FGD materials)

Coal Recovery
Converting Waste Coal Into a Valuable Product
Eleven facilities (7 in operation)
– Wet and dry processing
technologies
Large addressable market
– 3-5 billion tons of waste
High margins drive economic
potential
Environmental benefits
– Solid waste utilization
– Land reclamation
– Emissions reductions from
processed fuel
Federal tax credit
Coal Recovery Facility (Dry Technology)
Wellington, Utah

Annualized Production Capacity
-
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
Annualized Production at
Facilities Currently
Operating
Nameplate Capacity at
Facilities Currently
Operating
Total Facility Capacity
Tons

page 17 Headwaters Building Products Fiscal Year 2008 Revenue: $457.0 Million *Operating Income: $18.5 Million *Excludes goodwill impairment

Leading Positions in Attractive Markets
Variety of concrete based masonry unit
products
Regional branding
Regional distribution
Most authentic natural
manufactured stone
Multiple national brands for optimal customer
segmentation
National manufacturing platform
Low cost competitive manufacturing
advantage
Major supplier of products to Lowe’s
and Home Depot
Strong growth expected in emerging
product lines
34%
43%
23%
Fiscal 2008 Building Products Revenue of $457 Million
Percentage of Revenue
Southwest Concrete Products
Eldorado Stone
Tapco

The Tapco Group
5%
2%
3%
8%
82%
Core BP
Pinckney
Alcoa
Girardin
Others
Eldorado Stone
17%
37%
14%
32%
Eldorado
Cultured
Coronado
Other
SWC
35%
65%
SWC
Other

page 19 Building Products Competitors Source: management estimate

23%
40%
37%
Remodel
New Residential
Commerical/ Institutional
SYNTHETIC SLATE ROOFING
GABLE VENT
HURRICANE PROTECTION SYSTEM
STUCCO
CEMENT AND/OR MOLDED SHUTTERS
ARCHITECTURAL STONE
SPECIALTY SIDING
FLEXCRETE BLOCKS
MOUNTING BLOCKS
WINDOW WELL
CONCRETE BRICK
MORTAR
CONCRETE BLOCK

Leading National Manufacturer #1 in resin shutters & siding accessories #1 in architectural stone veneer #1 Texas concrete block ESTIMATED REVENUE BY CATEGORY page 20

Building Products Growth Initiatives
Developed and
introduced new niche
products featuring:
– Early stage product life
cycle
– Faster than average
growth
– Examples
• Specialty siding
• Functional Shutters
• Dutch Quality and
Stone Craft brands
• Synthetic slate roofing
Leverage distribution
channels
15.5
20.2
54
92
81
0
20
40
60
80
100
2004 2005 2006 2007 2008
($ millions)
Annual Revenue from New
Products & Brands Introduced
Since 2004

Sustainability Within Building Products
Headwaters Building Products division is committed to continuous improvement in its processes and products
– Tapco utilizes roughly 25% of
its internal regrind material
in various products
– Foundry plans on purchasing
30% recycled raw materials
from other sources in 2010
– SCP incorporates fly ash in
approximately 25% of its
products, and internal regrind
is added to all gray products
– Eldorado Stone incorporates
fly ash and internal regrind
into over 20% of its products

Fly Ash Magnified 90x

Financial Strategy
Liquidity
– ABL with availability up to $70 million (under
negotiation)
– Reduced capital expenditures
2010 Refinancing of 2011 and 2012 Maturities
– Maturities balance as of June 30 was $352.4 million
– Reduce maturities by $100 million
• Successfully completed Equity for Convertible debt
exchange ($35 MM)
• Asset Sales
• Other refinancings
Ratio Goals
– Senior indebtedness < 2.5
– Total indebtedness < 4.0

Consolidated Balance Sheet

(in $ millions)
For the period ended
6/30/2009
Assets:
Cash & Equivalents $14.0
Other Current Assets 188.7
Total Current Assets $202.7
Property, Plant & Equipment (Net) $324.5
Goodwill 116.0
Other Intangibles 209.1
Other Long-Term Assets 50.3
Total Assets $902.6
Liabilities & Stockholders' Equity:
Current Portion of Debt $30.0
Other Current Liabilities 92.7
Total Current Liabilities $122.7
Long-Term Debt (less current portion) $500.7
Other Long-Term Liabilities 37.9
Total Liabilities $661.3
Total Equity $241.3
Total Liabilities & Stockholders' Equity $902.6

Revenue
(excludes Section 45K Results)
(dollars in millions)
$768
$861
$858
$819
$479*
2005 2006 2007 2008 YTD
* Excludes sold mortar/stucco business

$520
$573
$544
$457
$249
2005 2006 2007 2008 YTD
Revenues for Building
Products Segment
Reported Revenue
$1,065
$1,121
$1,208
$886
$479
2005 2006 2007 2008 YTD

$117
$128
$145
$30
$11
$14
2006 2007* 2008*
EBITDA Net Income
Consolidated EBITDA
& Net Income
*   Excludes goodwill impairment of $98 million and $205 million in 2007 and 2008 respectively
** Segment EBITDA calculated as operating income plus depreciation
(Excludes Section 45K Business)
(Dollars in Millions)
Actual  Consolidated EBITDA
$269
$301
$142
2006 2007 2008
$120
$105
$74
2006 2007 2008
EBITDA For Building Products
Segment**

* Excludes goodwill impairment of $98 million
** Excludes goodwill impairment of $205 million
***Excludes goodwill impairment of $465.7 million
Earnings per Share from
Continuing Operations
(Excludes Section 45K Business)
* Excludes goodwill impairment
$0.69
$0.29
$0.27
$0.02
2006 2007* 2008** YTD***
*EPS Including Section
45K Business
$2.79
$2.19
$2.53
$0.60
2005 2006 2007 2008

page 28 HEADWATERS Company Update September 2009 “Improving sustainability by transforming underutilized resources into valuable products”